Quarterly Results of Operations (Unaudited) (Tables)	12 Months Ended
Dec. 31, 2012
Quarterly Results of Operations (Tables) [Abstract]
Summary of Unaudited Quarterly Results of Operations
	Year Ended December 31, 2012
	1st Quarter	2nd Quarter	3rd Quarter(2)	4th Quarter
Revenues - as reported	$435,359	$453,082	$474,139	$500,663
Discontinued operations	(17,363)	(13,327)	(10,853)	(133)
Revenues - as adjusted(1)	$417,996	$439,755	$463,286	$500,530
Net income (loss) attributable to common stockholders	$39,307	$54,735	$37,269	$90,576
Net income (loss) attributable to common stockholders per share:
Basic	$0.20	$0.26	$0.17	$0.35
Diluted	0.19	0.25	0.16	0.35

	Year Ended December 31, 2011
	1st Quarter	2nd Quarter	3rd Quarter(3)	4th Quarter(4)
Revenues - as reported	$255,477	$381,059	$384,786	$407,391
Discontinued operations	(26,993)	(24,497)	(24,742)	(22,956)
Revenues - as adjusted(1)	$228,484	$356,562	$360,044	$384,435
Net income attributable to common stockholders	$23,372	$69,847	$36,607	$27,282
Net income attributable to common stockholders per share:
Basic	$0.15	$0.40	$0.21	$0.15
Diluted	0.15	0.39	0.21	0.15

(1) We have reclassified the income attributable to the properties sold prior to or held for sale at March 31, 2013 to discontinued operations. See Note 5.
(2) The decreases in net income and amounts per share are primarily attributable to gains on sales of real estate totaling $32,450,000 for the second quarter as compared to $12,827,000 for the third quarter.
(3) The decreases in net income and amounts per share are primarily attributable to gains on sales of real estate totaling $30,224,000 for the second quarter as compared to $185,000 for the third quarter.
(4) The decreases in net income and amounts per share are primarily attributable to impairment charges of $11,992,000.